SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)     May 30, 1997

                           KEYSTONE FINANCIAL, INC.
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-11460                   23-2289209
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  (State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
      of incorporation)

  One Keystone Plaza,  P.O.  Box 3660, Harrisburg,  Pennsylvania  17105-3660
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  (Address of principal executive offices)                        (Zip Code)

   Registrant's telephone number including area code:         (717) 233-1555

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Item 2.     Acquisition or Disposition of Assets
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            On May 30, 1997,  Financial Trust Corp (Financial  Trust) was
            merged with and into the registrant, Keystone Financial, Inc. (Keystone). The total assets of Financial Trust were approximately $1.2 billion at March 31, 1997.

            The merger of Financial Trust with Keystone was consummated pursuant to the Agreement and Plan of Reorganization and the Agreement and Plan of Merger which were approved at a special meeting of the shareholders of Financial Trust held on May 7, 1997 and the annual meeting of shareholders of Keystone held on May 8, 1997. Pursuant to the agreements, the approximately 8,496,000 outstanding shares of Financial Trust common stock were converted in the merger into approximately 14,018,400 shares of common stock of the registrant at the conversion ratio of 1.65 shares of the registrant for each Financial Trust share.

            For further information concerning the transaction, reference is made to the caption "FTC Plan of Merger" in the Joint Proxy Statement/Prospectus for such meetings included in Amendment No. 2 to Keystone's Form S-4 Registration Statement (No. 333-20283) filed with the Securities and Exchange Commission on March 27, 1997, and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits
            ---------------------------------
            (a) Financial Statements of Business Acquired.

            Financial Trust Corp
            --------------------

                  Consolidated Balance Sheets at December 31, 1996 and
                  1995

                  Consolidated Statements of Income for the three years ended December 31, 1996

                  Consolidated Statements of Shareholders' Equity for the three years ended December 31, 1996

                  Consolidated Statements of Cash Flows for the three years ended December 31, 1996

                  Notes to Consolidated Financial Statements

                  Report of Beard & Company, Inc., Independent Auditors

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Incorporated by reference to Item 8 of the Form 10-K of Financial Trust Corp
(Commission File No. 0-10756) for the year ended December 31, 1996.

            Report of Ernst & Young LLP, Independent Auditors

Incorporated by reference to Exhibit 28a to the Form 10-K of Financial Trust Corp (Commission File No. 0-10756) for the year ended December 31, 1996.

            Consolidated Balance Sheets at March 31, 1997 and December 31, 1996 (unaudited)

            Consolidated Statements of Income for the three months ended March 31, 1997 and 1996 (unaudited)

            Consolidated Statements of Cash Flows for the three months ended March 31, 1997 and 1996 (unaudited)

            Notes to Consolidated Financial Statements (unaudited)

Incorporated by reference to Item 1 of the Quarterly Report on Form 10-Q of Financial Trust Corp (Commission File No. 0-10756) for the quarter ended March 31, 1997

      (b)   Pro Forma Financial Information

            Information Concerning the Pro Forma Combined Financial Data

            Keystone Financial, Inc. and Financial Trust Corp, Pro Forma Combined Condensed Statement of Condition as of December 31, 1996 (unaudited)

            Keystone Financial, Inc. and Financial Trust Corp, Pro Forma Combined Condensed Statements of Income for the years ended December 31, 1996, 1995, and 1994 (unaudited)

Incorporated by reference to the caption "Pro Forma Combined Financial Information" appearing at pages 43 through 45 of the Joint Proxy Statement/ Prospectus included in Amendment No. 2 to Keystone's Form S-4 Registration Statement (No. 333-20283) filed with the Securities and Exchange Commission on March 27, 1997.
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Pursuant to the requirements of Form 8-K, the pro forma financial information as of March 31, 1997 and for the three-month periods ended March 31, 1997 and 1996 required by Article 11 of Regulation S-X will be filed within 60 days of June 14, 1997.

(c)   Exhibit Index

An exhibit index, containing a list of all exhibits filed with this report, is included at page 6.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Keystone Financial, Inc.
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                                              (Registrant)



Date:   June 12, 1997                     Donald F. Holt
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                                          Senior Vice President, Controller
                                          and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
  No.                   Description and Method of Filing               Page
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  2.1        Agreement and Plan of Reorganization and Agreement        ---
             and Plan of Merger dated as of December 19, 1996 between Keystone Financial, Inc. and Financial Trust
             Corp filed as Exhibit 2.1 of the Form S-4 of Keystone Financial, Inc. (Commission File No. 333-
             20283) on January 23, 1997; and incorporated herein by reference thereto.

 23.1        Consent of Beard & Company, Inc. (filed herewith).         7

 23.2        Consent of  Ernst & Young LLP (filed herewith).            8

 99.1        Joint Proxy Statement/Prospectus dated March 28,          ---
             1997 of Keystone Financial, Inc. (Included in
             Amendment No. 2 to the Registration Statement on
             Form S-4 of Keystone Financial, Inc. (No. 333-
             20283)and incorporated herein by reference thereto).

 99.2        Form 10-K of Financial Trust Corp (Commission File        ---
             Number 0-10756) for the year ended December 31, 1996 incorporated herein by reference thereto.

 99.3        Quarterly Report on Form 10-Q of Financial Trust          ---
             Corp(Commission File No. 0-10756) for the quarter ended March 31, 1997, incorporated herein by reference thereto.

             The 1996 Form 10-K and the March 31, 1997 Quarterly Report on Form 10-Q of Financial Trust Corp except for the portions thereof incorporated by reference in Item 7(a) hereof, are furnished for the information of the Commission and are not to be considered a part of this Report.
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